                                                                   Exhibit 99(a)


                        KEYCORP STUDENT LOAN TRUST 2001-A

Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)

                 DISTRIBUTION DATE:       DECEMBER 27, 2001
                                          ------------------

(i)      Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-1 Notes:           $18,213,920.17
                                                                                                      --------------
            ( $0.00018585633            per $1,000 original principal amount of Class I-A-1 Notes)
              --------------------------

(ii)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-2 Notes:                   $0.00
                                                                                                      --------------
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-2 Notes)
              --------------------------

(iii)    Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-B Notes:                      $0.00
                                                                                                      --------------
            ( $0.00000000000            per $1,000 original principal amount of Class I-B Notes)
              --------------------------

(iv)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-1 Notes:           $4,378,656.93
                                                                                                      --------------
            ( $0.00006458196            per $1,000 original principal amount of Class II-A-1 Notes)
              --------------------------

(v)      Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-2 Notes:                   $0.00
                                                                                                      --------------
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-2 Notes)
              --------------------------

(vi)     Amount of INTEREST being paid or distributed in respect of the CLASS I-A-1 Notes:               $911,263.89
                                                                                                      --------------
            ( $0.00000929861            per $1,000 original principal amount of Class I-A-1 Notes)
              --------------------------

(vii)    Amount of INTEREST being paid or distributed in respect of the CLASS I-A-2 Notes:             $2,301,427.92
                                                                                                      --------------
            ( $0.00000952972            per $1,000 original principal amount of Class I-A-2 Notes)
              --------------------------

(viii)   Amount of INTEREST being paid or distributed in respect of the CLASS I-B Notes:                 $112,195.42
                                                                                                      --------------
            ( $0.00001068528            per $1,000 original principal amount of Class I-B Notes)
              --------------------------

(ix)     Amount of INTEREST being paid or distributed in respect of the CLASS II-A-1 Notes:              $646,115.17
                                                                                                      --------------
            ( $0.00000952972            per $1,000 original principal amount of Class II-A-1 Notes)
              --------------------------

(x)      Amount of INTEREST being paid or distributed in respect of the CLASS II-A-2 Notes:            $3,774,755.83
                                                                                                      --------------
            ( $0.00000987639            per $1,000 original principal amount of Class II-A-2 Notes)
              --------------------------

(xi)     Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining
         (if any):
           (1) Distributed to Class I-A-1 Noteholders:       $0.00
                                                             -----
            ( $0.00000000000            per $1,000 original principal amount of Class I-A-1 Notes)
              --------------------------
           (2) Distributed to Class I-A-2 Noteholders:       $0.00
                                                             -----
            ( $0.00000000000            per $1,000 original principal amount of Class I-A-2 Notes)
              --------------------------
           (3) Distributed to Class I-B Noteholders:         $0.00
                                                             -----
            ( $0.00000000000            per $1,000 original principal amount of Class I-B Notes)
              --------------------------
           (4) Distributed to Class II-A-1 Noteholders:      $0.00
                                                             -----
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-1 Notes)
              --------------------------
           (5) Distributed to Class II-A-2 Noteholders:      $0.00
                                                             -----
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-2 Notes)
              --------------------------
           (6) Balance on Class I-A-1 Notes:                 $0.00
                                                             -----
            ( $0.00000000000            per $1,000 original principal amount of Class I-A-1 Notes)
              --------------------------

                        KEYCORP STUDENT LOAN TRUST 2001-A

Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)

                 DISTRIBUTION DATE:       DECEMBER 27, 2001
                                          ------------------


           (7) Balance on Class I-A-2 Notes:       $0.00
                                                   ------
            ( $0.00000000000            per $1,000 original principal amount of Class I-A-2 Notes)
              --------------------------
           (8) Balance on Class I-B Notes:         $0.00
                                                   ------
            ( $0.00000000000            per $1,000 original principal amount of Class I-B Notes)
              --------------------------
           (9) Balance on Class II-A-1 Notes:      $0.00
                                                   ------
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-1 Notes)
              --------------------------
          (10) Balance on Class II-A-2 Notes:      $0.00
                                                   ------
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-2 Notes)
              --------------------------

(xii)    (X)  Payments made under the Group I Cap Agreement on such date:
            ( $0.00                     with respect to the Class I-A-1 Notes,
              --------------------------
              $0.00                     with respect to Class I-A-2 Notes, and
              --------------------------
              $0.00                     with respect to Class I-B Notes), and
              --------------------------
         (Y)  payments made under the Group II Cap Agreement on such date:
            ( $0.00                     with respect to Class II-A-1 Notes and
              --------------------------
              $0.00                     with respect to the Class II-A-2 Notes); and
              --------------------------
              the total outstanding amount owed to the Cap Provider:
              $0.00                     with respect to the Group I Cap Agreement and
              --------------------------
              $0.00                     with respect to the Group II Cap Agreement.
              --------------------------

(xiii)   (X)  GROUP I POOL BALANCE at the end of the related Collection Period:       $295,219,570.87                and
                                                                                      --------------------------
         (Y)  GROUP II POOL BALANCE at the end of the related Collection Period:      $412,062,809.89
                                                                                      --------------------------

(xiv)    After giving effect to distributions on this Distribution Date:
         (a)    (1) OUTSTANDING PRINCIPAL amount of CLASS I-A-1 Notes:        $79,786,079.83
                                                                             ----------------
                (2) Pool Factor for the Class I-A-1 Notes:        0.814143700
                                                                 ------------
         (b)    (1) outstanding principal amount of CLASS I-A-2 Notes:       $241,500,000.00
                                                                             ----------------
                (2) Pool Factor for the Class I-A-2 Notes:        1.000000000
                                                                 ------------
         (c)    (1) outstanding principal amount of CLASS I-B Notes:          $10,500,000.00
                                                                             ----------------
                (2) Pool Factor for the Class I-B Notes:          1.000000000
                                                                 ------------
         (d)    (1) outstanding principal amount of CLASS II-A-1 Notes:       $63,421,343.07
                                                                             ----------------
                (2) Pool Factor for the Class II-A-1 Notes:       0.935418000
                                                                 ------------
         (e)    (1) outstanding principal amount of CLASS II-A-2 Notes:      $382,200,000.00
                                                                             ----------------
                (2) Pool Factor for the Class II-A-2 Notes:       1.000000000
                                                                 ------------

(xv)     NOTE INTEREST RATE for the Notes:
         (a)  In general:
                (1) Three-Month LIBOR
                    for the period from the previous Distribution Date to this Distribution Date was             3.14875%
                                                                                                                 -------
                    [in the case of the initial Interest Period Three-Month LIBOR was             3.14875%
                    for the period from the Closing Date to but excluding December 27, 2001 and]  --------

                (2) the Student Loan Rate was for Group I: 4.88781%         and Group II:   4.19047%
                                                           --------                         --------

                        KEYCORP STUDENT LOAN TRUST 2001-A

Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)

                 DISTRIBUTION DATE:       DECEMBER 27, 2001
                                          ------------------

         (b)  Note Interest Rate for the CLASS I-A-1 Notes:      3.21875%         based on       Index-based Rate
                                                                 --------                        ----------------
         (c)  Note Interest Rate for the CLASS I-A-2 Notes:      3.29875%         based on       Index-based Rate
                                                                 --------                        ----------------
         (d)  Note Interest Rate for the CLASS I-B Notes:        3.69875%         based on       Index-based Rate
                                                                 --------                        ----------------
         (e)  Note Interest Rate for the CLASS II-A-1 Notes:     3.29875%         based on       Index-based Rate
                                                                 --------                        ----------------
         (f)  Note Interest Rate for the CLASS II-A-2 Notes:     3.41875%         based on       Index-based Rate
                                                                 --------                        ----------------

(xvi)    Amount of MASTER SERVICING FEE for related Collection Period:

                   $384,261.89   with respect to the GROUP I Student Loans and
              ------------------
                   $516,443.08   with respect to the GROUP II Student Loans
              ------------------
              ( $0.00000392104   per $1,000 original principal amount of Class I-A-1 Notes,
              ------------------
                $0.00000159115   per $1,000 original principal balance of Class I-A-2 Notes
              ------------------
                $0.00003659637   per $1,000 original principal balance of Class I-B Notes,
              ------------------
                $0.00000761715   per $1,000 original principal balance of Class II-A-1 Notes and
              ------------------
                $0.00000135124   per $1,000 original principal balance of Class II-A-2 Notes);
              ------------------

(xvii)   Amount of ADMINISTRATION FEE for related Collection Period:

                     $1,252.20   with respect to the GROUP I Notes and
              ------------------
                     $1,747.80   with respect to the GROUP II Notes
              ------------------
              ( $0.00000001278   per $1,000 original principal amount of Class I-A-1 Notes,
              ------------------
                $0.00000000519   per $1,000 original principal balance of Class I-A-2 Notes
              ------------------
                $0.00000011926   per $1,000 original principal balance of Class I-B Notes,
              ------------------
                $0.00000002578   per $1,000 original principal balance of Class II-A-1 Notes and
              ------------------
                $0.00000000457   per $1,000 original principal balance of Class II-A-2 Notes);
              ------------------

(xviii)  (a)  Aggregate amount oF REALIZED LOSSES (if any) for the related Collection Period:
                         $0.00   with respect to the GROUP I Student Loans
              ------------------
                         $0.00   with respect to the GROUP II Student Loans
              ------------------
         (b)  Balance of Financed Student Loans that are DELINQUENT in each delinquency period as of the end of the related Collection Period:
                   with respect to the GROUP I Student Loans
                                                       # of
                                                       Loans                     $ Amount
              30-60 Days Delinquent                     213                      $3,183,101
              61-90 Days Delinquent                      73                      $1,363,925
              91-120 Days Delinquent                     81                      $1,187,053
              More than 120 Days Delinquent             224                      $2,438,754
              Claims Filed Awaiting Payment               0                              $0

                   and with respect to the GROUP II Student Loans.
                                                       # of
                                                       Loans                     $ Amount
              30-60 Days Delinquent                     632                      $6,250,858
              61-90 Days Delinquent                     367                      $3,073,042
              91-120 Days Delinquent                    261                      $2,773,488
              More than 120 Days Delinquent             281                      $2,354,005
              Claims Filed Awaiting Payment              65                        $785,814


                        KEYCORP STUDENT LOAN TRUST 2001-A

Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)

                 DISTRIBUTION DATE:       DECEMBER 27, 2001
                                          ------------------

(xix)    Amount in the GROUP I PRE-FUNDING Account:         $19,961,875.45
                                                            --------------
         Amount in the Group I Pre-Funding Account at the end of the Funding Period to be distributed as a
         payment of principal in respect of the Notes:               $0.00
                                                            --------------

(xx)     Amount in the GROUP II PRE-FUNDING Account:        $28,576,330.45
                                                            --------------
         Amount in the Group II Pre-Funding Account at the end of the Funding Period to be distributed as a
         payment of principal in respect of the Notes:               $0.00
                                                            --------------

(xxi)    Amount of the INSURER PREMIUM paid to the Securities Insurer on such Distribution Date            $141,000.00
                                                                                                           -----------

(xxii)   Amount received from the Securities Insurer with respect to the Group II Notes Guaranty Insurance
         Policy:   $0.00
                   -----

(xxiii)  Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant to the
         Group II Notes Guaranty Insurance Policy           $0.00
                                                            -----

(xxiv)   (A) with respect to the Group I Interest Rate Swap:
            the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:              N/A             ;
                                                                                                                ----------------
            the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:            N/A             ;
                                                                                                                ----------------
            the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:           N/A            ;
                                                                                                 ---------------
            the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:           N/A            ;
                                                                                                 ---------------
            and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
              N/A                  ; and
              ---------------------
         (B)  with respect to the GROUP II INTEREST RATE SWAP:
            the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:                   $44,128.29 ;
                                                                                                                ----------------
            the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:                    ($0.00) ;
                                                                                                                ----------------
            the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:           $0.00          ;
                                                                                                 ---------------
            the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:           ($0.00)        ;
                                                                                                 ---------------
            and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
              $0.00
              -----

(xxv)    the Class I-A-1 Cap Payment paid to the Cap Provider on such Distribution Date:              $0.00          ;
                                                                                                      ---------------
         the Class I-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:              $0.00          ;
                                                                                                      ---------------
         Class I-B Cap Payment paid to the Cap Provider on such Distribution Date:               $0.00          ;
                                                                                                 ---------------
         Class II-A-1 Cap Payment paid to the Cap Provider on such Distribution Date             $0.00          ; and
                                                                                                 ---------------
         Class II-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:            $0.00          .
                                                                                                 ---------------